                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
[X] Definitive Proxy Statement                Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


              [PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.]
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

     Notes:

                                                    [LOGO OF PIMCO APPEARS HERE]

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660
                                (800) 213-3606

                   Notice of Annual Meeting of Shareholders

                           To be held April 12, 2001

To the Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 12, 2001 at 10:00 a.m., Pacific time, or as adjourned from time to time for the following purposes:

    (1) To elect the Nominees listed in the Proxy Statement to serve as members of the Fund's Board of Directors for the terms expiring in 2004, and until their successors are elected and qualify; and

    (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  After careful consideration, the Directors of the Fund unanimously approved the proposal and recommend that shareholders vote "FOR" the proposal. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 12, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

  Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                          By Order of the Board of Directors,

                                                    Garlin G. Flynn
                                                       Secretary

Newport Beach, California
Dated: March 19, 2001

  YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                PROXY STATEMENT

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660
                                (800) 213-3606

                               ----------------

                        Annual Meeting of Shareholders
                           To be held April 12, 2001

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), a Maryland corporation, for use at the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 12, 2001 at 10:00 a.m., Pacific time, or as adjourned from time to time (the "Meeting") for the purposes set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 19, 2001.

  Shareholder Reports. Shareholders can find important information about the Fund in the annual report dated December 31, 2000 and the semi-annual report dated June 30, 2000, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Fund at the above address, or by calling the toll-free telephone number above.

  The Board is soliciting proxies from shareholders of the Fund with respect to the following:

  I.  To elect certain Directors to the Board of Directors of the Fund; and

  II. To transact such other business as may properly come before the Meeting.

                       PROPOSAL I: ELECTION OF DIRECTORS

  The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The current terms of the Class I Directors expire this year. The current terms of the Class II and Class III Directors will expire in 2002 and 2003, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Guilford C. Babcock,
E. Philip Cannon and William J. Popejoy, the current Class I Directors, have been nominated for re-election by the Board to serve another term, which would expire in 2004 (Messrs. Babcock, Cannon and Popejoy collectively are the "Nominees"). The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

  The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until their terms expire in 2004, unless sooner succeeded as provided in the Fund's Articles of Incorporation. It is proposed, and the Board recommends, that shareholders elect the Nominees.

  The following table sets forth certain information concerning each of the Directors of the Fund including the Nominees. However, only the Nominees are standing for election.

  The Class I Directors (Nominees) are:

                       Class I (Term Expiring in 2004):

                                                                                    Shares of Common
                                                                                   Stock Beneficially
                        Length of                                                 Owned and % of Total
 Name, Address and       Service    Current Position   Principal Occupation(s)        Outstanding
 Age                  on the Board   With the Fund   During the Past Five Years   as of March 12, 2001
 -----------------    ------------- ---------------- --------------------------   --------------------
 Guilford C. Babcock  7/93-Present      Director      Associate Professor of              -0-
 1500 Park Place                                      Finance, University of
 San Marino, CA 91108                                 Southern California;
 Age 69                                               Trustee, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Trustee, PIMCO Variable
                                                      Insurance Trust;
                                                      Director, Growth Fund of
                                                      America and Fundamental
                                                      Investors of the Capital
                                                      Group; and Director,
                                                      Good Hope Medical
                                                      Foundation.

 E. Philip Cannon     3/00-Present      Director      Proprietor, Cannon &                -0-
 3838 Olympia                                         Company, an affiliate of
 Houston, TX 77019                                    Inverness Management LLC
 Age 60                                               (a private equity
                                                      investment firm );
                                                      Trustee, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Trustee, PIMCO Variable
                                                      Insurance Trust; and
                                                      Trustee, PIMCO Funds:
                                                      Multi-Manager Series.
                                                      Formerly, Headmaster,
                                                      St. John's School,
                                                      Houston, Texas; Trustee,
                                                      PIMCO Advisors Funds;
                                                      and Trustee, Cash
                                                      Accumulation Trust.

 William J. Popejoy   7/93-2/95 and     Director      President, Pacific                  -0-
 29 Chatham Court     8/95-Present                    Capital Investors;
 Newport Beach, CA                                    Chairman, PacPro (vinyl
 92660                                                assembly products;
 Age 62                                               formerly Western
                                                      Printing); Trustee,
                                                      PIMCO Funds: Pacific
                                                      Investment Management
                                                      Series; and Trustee,
                                                      PIMCO Variable Insurance
                                                      Trust. Formerly
                                                      Director, California
                                                      State Lottery; and Chief
                                                      Executive Officer,
                                                      Orange County,
                                                      California.

  The Class II Directors are:

                       Class II (Term Expiring in 2002):

                                                                                  Shares of Common
                                                                                 Stock Beneficially
                      Length of                                                 Owned and % of Total
 Name, Address and     Service    Current Position   Principal Occupation(s)        Outstanding
 Age                 on the Board  With the Fund   During the Past Five Years   as of March 12, 2001
 -----------------   ------------ ---------------- --------------------------   --------------------
 J. Michael Hagan    3/00-Present     Director      Private Investor and                -0-
 6 Merced                                           Business Consultant;
 San Clemente, CA                                   Trustee, PIMCO Funds:
 92673                                              Pacific Investment
 Age 61                                             Management Series;
                                                    Trustee, PIMCO Variable
                                                    Insurance Trust;
                                                    Director, Freedom
                                                    Communications;
                                                    Director, Saint Gobain
                                                    Corporation; Director,
                                                    Ameron International;
                                                    Director, Remedy Temp;
                                                    Trustee, South Coast
                                                    Repertory; Member of the
                                                    Board of Regents, Santa
                                                    Clara University; and
                                                    Member of the Board,
                                                    Taller San Jose.
                                                    Formerly, Chairman and
                                                    CEO, Furon Company
                                                    (manufacturing).

 Thomas P. Kemp      7/93-Present     Director      Private Investor;                   -0-
 1141 Marine Drive                                  Chairman, One Touch
 Laguna Beach, CA                                   Technologies LLC
 92651                                              (electronic systems for
 Age: 70                                            long term care
                                                    facilities); Trustee,
                                                    PIMCO Funds: Pacific
                                                    Investment Management
                                                    Series; and Trustee,
                                                    PIMCO Variable Insurance
                                                    Trust. Formerly, Co-
                                                    Chairman, U.S. Committee
                                                    to Assist Russian
                                                    Reform; Director, Union
                                                    Financial Corp; and
                                                    Chairman, Coca Cola
                                                    Bottling Company of Los
                                                    Angeles.

 Vern O. Curtis      2/95-Present     Director      Private Investor,                  7,500
 14158 N.W.                                         Trustee; PIMCO Funds:             (0.07%)
 Bronson Creek Drive                                Pacific Investment
 Portland, OR                                       Management Series;
 97229                                              Trustee, PIMCO Variable
 Age: 66                                            Insurance Trust;
                                                    Director, Public Storage
                                                    Business Parks, Inc.
                                                    (a Real Estate
                                                    Investment Trust); and
                                                    Director, Fresh Choice,
                                                    Inc. (restaurant
                                                    company). Formerly,
                                                    charitable work, The
                                                    Church of Jesus Christ
                                                    of Latter-day Saints.

  The Class III Directors are:

                      Class III (Term Expiring in 2003):

                                                                                          Shares of Common
                                                                                         Stock Beneficially
                             Length of                                                  Owned and % of Total
                              Service     Current Position   Principal Occupation(s)        Outstanding
 Name, Address and Age      on the Board   With the Fund   During the Past Five Years   as of March 12, 2001
 ---------------------     -------------- ---------------- --------------------------   --------------------
 Brent R. Harris*          6/93-Present     Chairman of     Managing Director,                 15,000
 840 Newport Center Drive,                  the Board       PIMCO; Board of                   (0.14%)
 Suite 300                                  and Director    Governors and Executive
 Newport Beach, CA                                          Committee, Investment
 92660                                                      Company Institute;
 Age: 41                                                    Chairman and Trustee,
                                                            PIMCO Funds: Pacific
                                                            Investment Management
                                                            Series; and Chairman and
                                                            Trustee, PIMCO Variable
                                                            Insurance Trust.

 R. Wesley Burns*          11/97-Present    President       Managing Director,                 2,500
 840 Newport Center Drive, (since 2/94 as   and Director    PIMCO; President and              (0.02%)
 Suite 300                 President)                       Trustee, PIMCO Funds:
 Newport Beach, CA                                          Pacific Investment
 92660                                                      Management Series; and
 Age: 41                                                    President and Trustee,
                                                            PIMCO Variable Insurance
                                                            Trust. Formerly,
                                                            Executive Vice
                                                            President, PIMCO; and
                                                            Executive Vice
                                                            President, PIMCO Funds:
                                                            Multi-Manager Series.

-------
* Mr. Burns and Mr. Harris are "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940 as amended ("1940 Act")) because of their affiliations with Pacific Investment Management Company LLC ("PIMCO").

  During the fiscal year ended December 31, 2000, there were five meetings of the Board. There was 100% attendance by the Directors at the meetings, either in-person or telephonically, throughout the period.

  As of December 31, 2000, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in aggregate. Messrs. Curtis and Hagan formerly held units issued by PIMCO Advisors L.P., the parent of PIMCO.

Board of Directors--Committees

  The Fund has a standing Audit Committee that consists of all of the independent Directors (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. During the fiscal year ended December 31, 2000, the Audit Committee met three times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

  The Fund adopted an Audit Committee Charter on November 14, 2000, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from its independent public accountant, and has discussed with its independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and its independent public accountant, and discussed certain matters with its independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2000.

  The Fund also has a Nominating Committee, composed of all of the independent Directors (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy), that is responsible for the selection and nomination of candidates to serve as Directors of the Fund. During the fiscal year ended December 31, 2000, there were no meetings of the Nominating Committee.

Remuneration of Directors and Officers

  The Fund pays each Director who is not an "interested person" of the Fund an annual retainer of $6,000 plus $1,000 for each regular Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, received an additional annual retainer of $500. For the fiscal year ended December 31, 2000, the Directors who are not "interested persons" of the Fund, as a group, received compensation in the amount of $59,024.

   The following table set forth the compensation paid to each of the Directors of the Fund for the fiscal year ended December 31, 2000.

  Directors who are "interested persons" of the Fund do not receive any compensation from the Fund.

                                                 Aggregate   Total Compensation
                                                Compensation from Fund and Fund
      Name                                       from Fund        Complex*
      ----                                      ------------ ------------------
Guilford C. Babcock............................   $10,000         $ 73,250
E. Philip Cannon...............................   $ 8,819         $129,376
Vern O. Curtis.................................   $11,205         $ 81,574
J. Michael Hagan...............................   $ 8,000         $ 58,250
Thomas P. Kemp.................................   $10,500         $ 77,500
William J. Popejoy.............................   $10,500         $ 77,500

--------

* Fund complex includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series, and PIMCO Variable Insurance Trust.

  For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, the Directors listed above received an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended in person ($500 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $1,500. For the fiscal year ended March 31, 2000, these Trustees, as a group, received compensation in the amount of $231,546 from PIMCO Funds:
  Pacific Investment Management Series.

  For his services as a Trustee of the PIMCO Funds: Multi-Manager Series, Mr. Cannon received an annual retainer of $47,000 plus $2,000 for each Board of Trustees meeting attended in person ($1,000 for each such meeting attended telephonically), and annual Performance Committee retainer of $2,000 plus $1,000 for each Performance Committee meeting attended, plus reimbursement of related expenses. For the fiscal year ended June 30, 2000, Mr. Cannon received compensation in the amount of $74,196 from PIMCO Funds: Multi-Manager Series.

  For their services as Trustees of the PIMCO Variable Insurance Trust, the Directors listed above received an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person ($250 for each such meeting attended telephonically) plus reimbursement of related expenses. The Audit Committee Chairman receives annually and additional $500. For the fiscal year ended December 31, 2000, these Trustees, as a group, received compensation in the amount of $55,274 from PIMCO Variable Insurance Trust.

  The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years. The executive officers of the Fund are appointed annually by the Board of Directors.

                                                        Principal Occupations
                                 Position with           During the Past Five
       Name and Age                the Fund                     Years
       ------------              -------------          ---------------------
 Scott A. Mather          Senior Vice President       Executive Vice President,
  Age 32                  (Since 2/01)                PIMCO. Formerly
                                                      Vice President, Goldman
                                                      Sachs.

 William C. Powers        Senior Vice President       Managing Director, PIMCO.
  Age 42                  (Since 7/93)

 Jeffrey M. Sargent       Senior Vice President,      Senior Vice President and
  Age 38                  formerly Vice President and Manager of Shareholder
                          Secretary                   Services, PIMCO; Senior
                          (Since 6/93)                Vice President, PIMCO
                                                      Funds: Pacific Investment
                                                      Management Series; Senior
                                                      Vice President, PIMCO
                                                      Variable Insurance Trust;
                                                      and Vice President, PIMCO
                                                      Funds: Multi-Manager
                                                      Series. Formerly, Vice
                                                      President, PIMCO.

 Henrik P. Larsen         Vice President              Vice President and
  Age 31                  (Since 2/99)                Manager of Fund
                                                      Administration, PIMCO;
                                                      Vice President, PIMCO
                                                      Funds: Pacific Investment
                                                      Management Series; Vice
                                                      President, PIMCO Variable
                                                      Insurance Trust; and Vice
                                                      President, PIMCO Funds:
                                                      Multi-Manager Series.
                                                      Formerly, Manager, PIMCO.

 William S. Thompson, Jr. Vice President              Chief Executive Officer
  Age 55                  (Since 7/93)                and Managing Director,
                                                      PIMCO; Senior Vice
                                                      President, PIMCO Variable
                                                      Insurance Trust; and Vice
                                                      President, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series.

 Garlin G. Flynn          Secretary                   Specialist, Fund
  Age 54                  (Since 8/95)                Administration, PIMCO;
                                                      Secretary, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Secretary, PIMCO Variable
                                                      Insurance Trust; and
                                                      Assistant Secretary,
                                                      PIMCO Funds: Multi-
                                                      Manager Series. Formerly,
                                                      Senior Fund
                                                      Administrator, PIMCO.

                         Position with            Principal Occupations
     Name and Age          the Fund             During the Past Five Years
     ------------        -------------          --------------------------
 John P. Hardaway     Treasurer           Senior Vice President and Manager of
  Age 43              (Since 6/93)        Fund Accounting, PIMCO; Treasurer,
                                          PIMCO Funds: Pacific Investment
                                          Management Series; Treasurer, PIMCO
                                          Variable Insurance Trust; and
                                          Treasurer, PIMCO Funds; Multi-Manager
                                          Series. Formerly, Vice President,
                                          PIMCO.

 Michael J. Willemsen Assistant Secretary Vice President and Manager of
  Age 41              (Since 2/95)        Shareholder Support, PIMCO; Assistant
                                          Secretary, PIMCO Funds: Pacific
                                          Investment Management Series; and
                                          Assistant Secretary, PIMCO Variable
                                          Insurance Trust. Formerly, Manager,
                                          Shareholder Support and Project Lead,
                                          PIMCO.

 Erik C. Brown        Assistant Treasurer Vice President and Manager of
  Age 33              (Since 2/01)        Financial Reporting and Taxation,
                                          PIMCO; Assistant Treasurer, PIMCO
                                          Funds: Pacific Investment Management
                                          Series; and Assistant Treasurer,
                                          PIMCO Variable Insurance Trust.
                                          Formerly, tax consultant with
                                          Deloitte & Touche LLP and
                                          PricewaterhouseCoopers LLP.

Investment Manager and Administrator

  PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO serves as the investment manager and the administrator for the Fund. Subject to the supervision of the Board of Directors, PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.

  THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                 INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS

  PricewaterhouseCoopers LLP was selected by the Board on February 28, 2001 as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 2001. Ernst & Young LLP was the Fund's independent public accountant for the fiscal year ended December 31, 2000.

Audit Fees

  The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund for the fiscal year ended December 31, 2000 was $21,500.

  PricewaterhouseCoopers LLP was not the Fund's independent public accountant for the fiscal year ended December 31, 2000, and therefore, received no compensation in connection with the annual audit of the Fund.

Financial Information Systems Design and Implementation Fees

  There were no fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP and PricewaterhouseCoopers LLP to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provided services to the Fund for the fiscal year ended December 31, 2000.

All Other Fees

  The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provided services to the Fund for the fiscal year ended December 31, 2000 was $8,300. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provided services to the Fund for the fiscal year ended December 31, 2000 was $192,435. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP and PricewaterhouseCoopers LLP.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act require the Fund's officers and Directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it and written representation of certain Reporting Persons, the Fund believes that during fiscal year ended December 31, 2000, its Reporting Persons, except for an employee of PIMCO, complied with all applicable filing requirements. This employee failed to file Form 5 on a timely basis with respect to one transaction in connection with the purchase of Fund shares. As of the date of this proxy statement, such employee has made all applicable filings.

                                OTHER BUSINESS

  The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                            ADDITIONAL INFORMATION

Expenses

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, the Internet or personal interview by officers or agents of the Fund.

Quorum and Votes Required

  Shareholders of record at the close of business on March 12, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

  As of the Record Date, 11,009,586 shares of the Fund, representing the same number of votes, were outstanding. As of December 31, 2000, no persons owned of record or beneficially 5% or more of the shares of the Fund.

  Timely and properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

  The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

  Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the meeting without instructions from the beneficial owners of the Fund's shares.

  In the event that a quorum is present at the meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournment of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting

  To vote, shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Required Vote

  Election of the Directors (Proposal I) will require the affirmative vote of the holders of a majority of the Fund's shares present (or represented by proxy) and voting at the Meeting.

Shareholders' Proposals

  The Fund holds annual meetings of shareholders. A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 2002 must be received by the Fund a reasonable time before the mailing of the proxy statement, in order to be included in the Fund's proxy statement and form of proxy relating to the meeting. A shareholder who wishes to make a proposal at the 2002 annual meeting of shareholders without including the proposal in the Fund's proxy statement must notify the Fund in writing, at the Fund's offices, of such proposal no later than 60 days before the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2002 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

  To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                                    Garlin G. Flynn
                                                       Secretary


Newport Beach, California
Dated: March 19, 2001

                                  APPENDIX A

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                            AUDIT COMMITTEE CHARTER

1. The Audit Committee of the Fund shall be composed of at least three independent members of the Board of Directors of the Fund (the "Board"), each of whom is financially literate and at least one of whom has accounting or related financial management expertise, as determined by the Board.

2. The purposes of the Audit Committee are:

   (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

   (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

   (c) to act as a liaison between the Fund's independent auditors and the full Board.

   Pacific Investment Management Company LLC ("PIMCO") is responsible for maintaining appropriate systems for accounting and internal controls. The auditors are responsible for planning and carrying out a proper audit. The outside auditor ultimately is accountable to the Board and the Audit Committee. The function of the Audit Committee is oversight. To this end, the Audit Committee shall have unrestricted access to the Fund's Board, the independent auditors, and the executive and financial management of the Fund.

3. To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

   (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to PIMCO, and to receive the auditors' specific representations as to their independence;

   (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;
       (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iii) to review the annual financial statements of the Fund and significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (iv) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and PIMCO's responses thereto; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

   (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by PIMCO or the auditors;

   (d) to review the form of opinion that the auditors propose to submit to the Board and shareholders;

   (e) to ensure that the outside auditor submits periodically to the Committee a formal written statement delineating all relationships between the auditor and the Fund; to actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor's report to satisfy itself of the outside auditors' independence;

   (f) to review the fees charged by the auditors for audit and non-audit services;

   (g) to investigate improprieties or suspected improprieties in Fund operations; and

   (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet regularly, and shall call special meetings when necessary.

5. The Committee shall meet with the Treasurer of the Fund and service providers when necessary, including internal auditors, if any, from PIMCO.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, at the Fund's expense, special counsel and other experts or consultants when necessary.

7. The Committee shall review this Charter and recommend any changes to the full Board annually.

PIMCO COMMERCIAL MORTGAGE   PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.
SECURITIES TRUST, INC.
ATTN: GARLIN FLYNN               THIS PROXY IS SOLICITED ON BEHALF OF
840 NEWPORT CENTER DRIVE                THE BOARD OF DIRECTORS
SUITE 300
NEWPORT BEACH, CA 92660   ANNUAL MEETING OF SHAREHOLDERS-APRIL 12, 2001

                          The undersigned hereby appoints Jeffrey M. Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 12, 2001 at 10:00 a.m. Pacific time, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                          This proxy will be voted as specified. IF NO
                          SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES.

                          Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

                          ------------------------------------------------------
                          PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                          ------------------------------------------------------

                          ------------------------------------------------------
                          This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.
                          -----------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS;                          PIMCO1                KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------
                                                                       DETACH AND RETURN THIS PORTION ONLY

                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-----------------------------------------------------------------------------------------------------------
PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

  The Board of Directors recommends that you
  vote FOR each of the Nominees.
                                            For   Withhold   For All   To withhold authority to vote,
  1.  To elect the Nominees listed below    All     All      Except    mark "For All Except" and
      to serve as members of the Fund's                                write the nominee's number
      Board of Directors for the terms                                 on the line below.
      expiring in 2004, and until their
      successors are elected and qualify.   [_]     [_]       [_]      -------------------------------

      01) Guilford C. Babcock
      02) E. Philip Cannon
      03) William J. Popejoy

  2.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

        Mark box at right if an address change
        or comment has been noted on the reverse
        side of this card.                           [_]   Please be sure to sign and date this Proxy.

----------------------------------------------         ----------------------------------------------

----------------------------------------------         ----------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date              Signature (Joint Owners)             Date
-----------------------------------------------------------------------------------------------------